Exhibit 10.82

EXPLANATORY NOTE: [***] INDICATES THE PORTION OF THIS EXHIBIT
THAT HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL
AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

PHARMACEUTICS INTERNATIONAL, INC. SERVICES CHANGE ORDER

Initiation Date 2/28/2022	Project Number: 27AIM01	Change Order Number: 1

AIM ImmunoTech Inc. Contact:

Victoria Scott, Director of Quality & Regulatory Affairs

Corporate Address:

2117 SW Highway 484

Ocala, FL 34473

Corporate Phone 352-448-7797

Corporate Fax: 352-480-4620

Email: Victoria.Scott@AIMimmuno.com

Pii Contact:

Luis Molina, Director, Business Management

Corporate Address:

10819 Gilroy Road

Hunt Valley, MD 21031

Corporate Phone: 410-584-0001

Email: lmolina@pharm-int.com

Change Order Title: Manufacture placebo feasibility batch; Method transfer for in-process assay – Ampligen sterile solution

I. Change in Scope and Associated Costs

Activity	COST	Total Cost

AIM ImmunoTech Inc. (“Client”) has requested Pii provide method transfer services for in-process assay.

AIM ImmunoTech has authorized Pii to issue this Change Order, which covers the activities/deliverables and any equipment/material listed in the following sections.

Section 1: Method transfer for in-process assay.	$[***]	$[***]

Section 2: Manufacture of Placebo Feasibility cGMP Batch.

●	Pii will manufacture one (1) placebo feasibility batch with NO filling and Compounding and Filtration only.

○	Tests to be performed	$[***]	$[***]

■	pH
■	osmolality

Section 3: Materials Testing Charge – Estimate only (Actuals will be billed)
API:
●	Full release testing will be charged at $[***] / lot
●	ID release at $[***] / lot

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Note: For the engineering trial mentioned in section 2, water will be used as the testing material
Excipients:
●	USP/NF and EP/JP full release testing will be charged at $8,500 / lot
●	PII will use stock excipients where applicable and may opt to charge on a per kg basis
●	ID release at $[***] / lot
Packaging Components:
●	USP/NF full release testing will be charged at $[***] / lot
●	PII will use stock components where applicable and may opt to charge on a per unit basis
●	ID release at $[***] / lot
Note:
●	Any outsourced testing not conducted at Pii for API, Excipients, or Packaging Components will be invoiced as a pass through + handling costs as per the terms of the agreement.
	Sub-Total:	$[***]
	Estimated Costs for Pass Through: (For budgeting purposes only based on 20% of subtotal; actuals will be billed as noted herein)	$[***]

In addition to the above costs:

●	Client shall pay to Pii upon receipt of Pii’s invoice by Client for all non-capital materials (excipients, packaging components, HPLC columns, analytical standards, microbial testing and tooling) used in the study at cost plus 10%. Pii shall obtain Client’s prior written approval for any expenditure greater than $5,000. For high priced items more than $5,000, Pii will charge cost plus 5% to Client . Pii shall invoice Client for all reasonable and normal out-of-pocket travel-related expenses, including airfare, room & board, car rental and the like, of Pii during any technology transfer phase or project update meetings requested in advance by Client.
●	Any excipients, materials or components ordered as specialized items (not standard stock items) for use in the project will be invoiced in full to Client. A handling fee will apply as noted above. Payment is due within 45 days of receipt of invoice by Client.
●	Materials Usage and Testing will be per the terms of the original agreement (“Materials Charges and Testing (Estimate Only)” of Section III: Cost)
●	Any OOS investigation and testing that is not considered to be Pii laboratory error will be billed at a rate of $300/hour.
●	Any remaining stock of specialized items ordered on behalf of Client or shipped to Pii by Client will be shipped to Client upon notification by Pii. Client will be solely responsible for cost of shipment and a shipment preparation fee of $1,500 will be applied.
●	Shipments outside of Agreement work scope will be invoiced as per the following:

a)	Shipment requests with three (3) day notice or more will be charged at $500 plus shipping costs and a 10% service charge on shipping.
b)	Shipment requests with two (2) day notice will be charged at $1,000 plus shipping costs and a 10% service charge on shipping.
c)	Shipment requests with twenty-four (24) hour notice will be charged at $1,500 plus shipping costs and a 10% service charge on shipping.

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II. Payment Schedule

Milestones	Activity	Amount Due
Change Order Initiation

Change Order Initiation (Non-refundable)- 27AIM01 CO1 – Manufacture placebo feasibility batch; Method transfer for in-process assay – Ampligen sterile solution.

Please remit payment upon receipt of Pii invoice.

$[***]

Completion of Analytical Method for In-Process Assay

1	●	Provision of Draft of the Method Transfer Report sent to AIM ImmunoTech, Inc. for the in-process Assay	$[***]

2	Completion of Manufacturing of Placebo Feasibility Batch		$[***]
	●	R&D reviewed executed Feasibility Batch Record sent to AIM ImmunoTech, Inc.
Total			$$[***]

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III. Signatures

This Agreement is Change Order No. 1 to Service Agreement No. 27AIM01 executed by AIM ImmunoTech Inc. and Pii dated December 22, 2020.

Pii Signatory	Signature and Date

John Guthrie	/s/ John Guthrie	March 8, 2022
Chief Financial Officer

Client Signatory (Client Representative)

Ellen M. Lintal	/s/ Ellen M Lintal	March 8, 2022
Chief Financial Officer

Purchase Order Number: __________________

(Provided by Client if necessary)

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